UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 5, 2024
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.03    Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 8, 2024, Sila Realty Trust Inc. (the “Company”) filed Articles of Amendment previously approved by the Board of Directors of the Company (the “Board”) on April 5, 2024 to effect a one-for-four reverse stock split (the “Reverse Stock Split”) of each issued and outstanding share of each class of common stock, par value $0.01 per share (the “Common Stock”) of the Company, effective May 1, 2024 (the “Split Charter Amendment”), and the Company filed Articles of Amendment to, immediately after the Reverse Stock Split, decrease the par value of each issued and outstanding share of Common Stock from $0.04 par value per share to $0.01 par value per share (the “Par Value Charter Amendment” and together with the Split Charter Amendment, the “Charter Amendments”).
In addition, equitable adjustments will be made to the maximum number of shares of Common Stock that may be issued pursuant to the Company’s Amended and Restated 2014 Restricted Share Plan (the “Plan”) and the maximum number of shares of Common Stock that may be granted under incentive stock awards under the Plan, in each case, to reflect the Reverse Stock Split. The number of shares of Common Stock subject to outstanding awards under the Plan will also be equitably adjusted to reflect the Reverse Stock Split.
The Reverse Stock Split will affect all record holders of the Company’s Common Stock uniformly and will not affect any record holder’s percentage ownership interest. The Reverse Stock Split will not affect the number of the Company’s authorized shares of Common Stock.
The foregoing description of the Charter Amendments is qualified in its entirety by reference to the Split Charter Amendment and the Par Value Charter Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01     Regulation FD Disclosure.
On April 8, 2024, the Company issued a press release announcing: (a) the Board’s intention to pursue a listing of a class of the Company’s Common Stock on the New York Stock Exchange (the “Listing”); (b) the Reverse Stock Split; (c) the suspension of the Company’s Amended and Restated Share Repurchase Program (as amended, the “SRP”), effective immediately, and the termination of the SRP, effective upon the Listing; and (d) the termination of the Company’s Amended and Restated Distribution Reinvestment Plan (the “DRP”), effective May 1, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01     Other Events.
In light of the Company’s intention to pursue the Listing, on April 5, 2024, the Board voted to suspend the SRP, effective immediately, and to terminate the SRP, effective upon the Listing. Pursuant to the terms of the SRP, the Company must provide 30 days’ notice of such termination to its stockholders (which notice is hereby provided pursuant to the filing of this Current Report on Form 8-K with the Securities and Exchange Commission). On April 5, 2024, the Board also voted to terminate the DRP, effective May 1, 2024.
Forward Looking Statements
Certain statements contained in this Current Report on Form 8-K, other than historical fact, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of, future performance. You can identify the forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will” and other similar terms and phrases, including statements about the Board’s intention to pursue the Listing. Forward-looking statements are subject to various risks and uncertainties and factors that could cause actual results to differ materially from the Company's expectations, including the Company’s ability to meet and then maintain the listing requirements of a national securities exchange, and you should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company's control and could materially affect the Company's results of operations, financial condition, cash flows, performance or future achievements or events. Additional factors include those described under the section entitled Item 1A. "Risk Factors" of Part I of the Company's 2023 Annual Report on Form 10-K with the SEC, copies of which are available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

3.1	Articles of Amendment effecting Reverse Stock Split.

3.2	Articles of Amendment adjusting Par Value.

99.1	Sila Realty Trust, Inc. Press Release, dated April 8, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: April 8, 2024	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer